UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2019

B. RILEY PRINCIPAL MERGER CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38864	83-2583782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue, 21st Floor

New York, New York 10171

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 457-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 11, 2019, B. Riley Principal Merger Corp. (the “Company”) consummated its initial public offering (“IPO”) of 12,500,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $125,000,000. The underwriters of the IPO were granted an option to purchase up to an additional 1,875,000 Units to cover over-allotments, if any (the “Over-Allotment Units”).

On April 11, 2019, simultaneously with the consummation of the IPO, the Company completed the private sale of 425,000 units (the “Private Placement Units”) to the Company’s sponsor, B. Riley Principal Sponsor Co., LLC, at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,250,000.

On April 12, 2019, the underwriters exercised the over-allotment option in full and purchased 1,875,000 Over-Allotment Units, which were sold at an offering price of $10.00 per Unit, generating proceeds of $18,750,000. Simultaneously with the sale of the Over-Allotment Units, the Company consummated the private sale of an additional 37,500 Private Placement Units to the Sponsor, generating gross proceeds of $375,000.

A total of $143,750,000, comprised of $140,875,000 of the proceeds from the sale of Units and Over-Allotment Units in the IPO and $2,875,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of April 11, 2019, reflecting receipt of the proceeds from the IPO and the private placement on April 11, 2019, but not the proceeds from the sale of the Over-Allotment Units nor the private placement on April 12, 2019, is included as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, an unaudtited pro forma balance sheet as of April 12, 2019 reflecting the proceeds from the sale of the Over-Allotment Units and the private placement on April 12, 2019 is included as Exhibit 99.2 to this Current Report on Form 8-K.

On April 12, 2019, the Company issued a press release announcing the closing of the sale of the Over-Allotment Units, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet as of April 11, 2019.
99.2	Pro Forma Balance Sheet as of April 12, 2019.
99.3	Press Release dated April 12, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY PRINCIPAL MERGER CORP.

	By:	/s/ Daniel Shribman
Name: Daniel Shribman
Title: Chief Financial Officer

Dated: April 17, 2019